Exhibit 10.1

FIRST AMENDMENT TO LOAN AGREEMENT

This First Amendment to Loan Agreement (this “Amendment”) is entered into as of January 19, 2022, by and among Specialty Renal Products, Inc., a Delaware corporation (“Borrower”), and Nephros, Inc., a Delaware corporation ( “Lender”).

WHEREAS, Borrower and Lender are parties to that certain Loan Agreement dated October 7, 2020 (the “Loan Agreement”), pursuant to which Lender agreed to lend to Borrower, in accordance with the terms and conditions described in the Loan Agreement, up to a maximum principal amount of approximately $1,300,000, together with interest thereon (the “Loan”);

WHEREAS, Section 2.4 of the Loan Agreement provides that the Loan may be repaid from time to time by Borrower by that the Final Payment shall be repaid to Lender upon the earlier to occur of the Final Payment Date or an Event of Default; and

WHEREAS, Borrower and Lender desire to amend the Loan Agreement in order to modify the definition of Final Payment Date to extend such date to March 31, 2023 or such earlier time as Borrower repays the Loan or Lender converts the Loan balance in connection with a Financing Event.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereby agree as follows:

1. Modification of Final Payment Date. Section 1.1(u) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(u) Final Payment Date” means the earlier of (i) the date on which the borrower repays the outstanding Balance (together with any other amounts unpaid under this Agreement) to the Lender pursuant to this Agreement, (ii) the date on which a Financing Event is consummated (to the extent Lender has not exercised its right to convert the outstanding Balance pursuant to Section 2.9 hereof), and (iii) March 31, 2023.”

2. Miscellaneous. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement. Except as amended or modified by this Amendment, the parties hereby confirm all other terms and provisions of the Loan Agreement and the Note. This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

BORROWER:

SPECIALTY RENAL PRODUCTS, INC.

By:	/s/ Andrew Astor
Name:	Andrew Astor
Title:	Chief Executive Officer

LENDER:

NEPHROS, INC.

By:	/s/ Andrew Astor
Name:	Andrew Astor
Title:	President & CEO